ALPS | Smith Short Duration Bond Fund	FINANCIAL INVESTORS TRUST Investor Shares: SMRSX | Class A: SMASX | Class C: SMCMX | Class I: SMDSX
Summary Prospectus February 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/viewer/SMRSX?docType=summary-prospectus&initialFundClass=Investor. You may also obtain this information at no cost by calling 866.759.5679 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2020, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 98 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 45 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees*	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.51%	0.52%	0.46%	0.45%
Shareholder Services Fees	0.05%	0.05%	None	None
Other Fund Expenses	0.46%	0.47%	0.46%	0.45%
Total Annual Fund Operating Expenses(1)	1.13%	1.14%	1.83%	0.82%
Fee Waiver and Expense Reimbursement(2)	-0.34%	-0.35%	-0.34%	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%	0.79%	1.49%	0.49%

*	The Contractual Management Fee is 0.365%.

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)

ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.49% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2021. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated monthly. The Adviser

1

ALPS | Smith Short Duration Bond Fund

and the Sub-Adviser may not discontinue this waiver prior to February 28, 2021 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2021. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$ 81	$ 325	$ 589	$ 1,343
Class A Shares	$ 626	$ 859	$ 1,111	$ 1,829
Class C Shares	$ 252	$ 542	$ 958	$ 2,117
Class I Shares	$ 50	$ 229	$ 422	$ 982
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$ 152	$ 542	$ 958	$ 2,117

The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended October 31, 2019, the Fund’s portfolio turnover rate was 639% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in short- and intermediate-term fixed-income securities including government securities, corporate bonds or notes and agency securities.

The Fund may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (including investments in emerging markets). Investments in high yield/high risk bonds (also known as “junk” bonds) are expected to represent, under normal market conditions, less than 20% of the Fund’s net assets. The Fund has the flexibility to invest up to 35% of its net assets in such instruments to allow the Fund to take advantage of opportunities in the market that meet the overall investment criteria, but that may temporarily increase the proportion of high yield investments in the Fund. Under normal market conditions, investments in non-agency mortgage-backed securities are expected to comprise not more than 20% of the Fund’s net assets and investments in non-agency commercial mortgage-backed securities are expected to be less than 5% of the Fund’s net assets. The Fund’s investments in agency mortgage-backed securities are generally not subject to limitation, except to the extent such investments would be inconsistent with another stated investment strategy or policy.

The Fund expects that its portfolio will target a weighted average effective duration of +/- 30% of the current effective duration of the Bloomberg Barclays 1-3 year U.S. Government Bond Index. In selecting securities, Smith Capital Investors considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. Due to the nature of the process and the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

Duration refers to the average life of a debt instrument and serves as a measure of that instrument’s interest rate risk.

Though the Fund does not typically expect to use derivatives, for purposes of meeting its policy to invest at least 80% of net assets in bonds, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio manager typically applies a “bottom up” approach in choosing investments. This means that the portfolio manager looks at income producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio manager additionally considers the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive

2

it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

●

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

●

Liquidity and Valuation Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Fund invests in Rule 144A and restricted securities. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.

●

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities (MBS) and asset-backed securities (ABS) are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise.

●

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poors, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

●

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

●

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets.

3

ALPS | Smith Short Duration Bond Fund

To the extent that the Fund invests in issuers located in emerging markets, risks may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have generally been more volatile than the markets of developed countries with more mature economies. Securities traded on emerging markets are potentially illiquid and may be subject to high transaction costs.

●

Loan Risk. The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

●

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

●

Interest Rate Futures Risk. The Fund may use interest rate futures. The use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rates is wrong, and that the Fund could consequently bear a loss. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio management is seeking to hedge, a correct forecast of general interest rate trends by the Fund may not result in the successful use of futures.

●

Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

●

Portfolio Size Effect. During periods in which the relative size of the Fund’s portfolio is smaller, certain positions are likely to be more susceptible to market fluctuations and have a greater overall impact on the Fund’s performance.

●

Odd Lot Pricing Considerations. Bonds are typically purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. A Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. There can be no assurance that the Fund’s special valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market. The Fund has odd lot pricing policies it employs to value odd lot securities.

●

Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

4

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2019	1.58%
Worst Quarter – December 31, 2019	0.72%

The Fund’s Investor Class share year-to-date return as of December 31, 2019 was 4.55%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2019)

	1 Year	Since Inception (June 29, 2018)
Investor Class Shares
Return Before Taxes	4.55%	3.73%
Return After Taxes on Distributions	3.34%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	2.41%
Class A Shares
Return Before Taxes	-1.15%	-0.05%
Class C Shares
Return Before Taxes	2.79%	2.98%
Class I Shares
Return Before Taxes	4.91%	4.11%
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)*	4.03%	3.69%
Bloomberg Barclays US Government/Credit Index (reflects no deduction for fees, expenses or taxes)**	9.71%	7.41%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Smith Capital Investors, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Gibson Smith is a Portfolio Manager and the Chief Investment Officer of Smith Capital Investors, LLC, and has been a portfolio manager of the Fund since its inception in 2018. Eric Bernum, Portfolio Manager of the Sub-Adviser, has been a co-portfolio manager of the Fund since April 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Investor Class, Class A, Class C and Class I. The minimum investment in Investor Class shares, Class A, and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for

5

ALPS | Smith Short Duration Bond Fund

information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6

Intentionally Left Blank